Exhibit 77Q1(e)(1)

                          FORM OF AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                      ANNUAL INVESTMENT              LAST CONTINUED/
SERIES                MANAGEMENT FEE                 APPROVED BY BOARD    REAPPROVAL DATE
------                --------------                 -----------------    ---------------
ING Principal         Offering Phase       0.25%     February 25, 2003    September 1, 2003
Protection Fund       Guarantee Period     0.80%
                      Index Plus
                      LargeCap Period      0.60%

ING Principal         Offering Phase       0.25%     November 2, 2001     September 1, 2003
Protection Fund II    Guarantee Period     0.80%
                      Index Plus
                      LargeCap Period      0.60%

ING Principal         Offering Phase       0.25%     February 26, 2002    September 1, 2003
Protection            Guarantee Period     0.80%
Fund III              Index Plus
                      LargeCap Period      0.60%

ING Principal         Offering Phase       0.25%     May 24, 2002         September 1, 2003
Protection            Guarantee Period     0.80%
Fund IV               Index Plus
                      LargeCap Period      0.60%

ING Principal         Offering Phase       0.25%     August 20, 2002      September 1, 2003
Protection            Guarantee Period     0.80%
Fund V                Index Plus
                      LargeCap Period      0.60%

ING Principal         Offering Phase       0.25%     November 22, 2002    September 1, 2004
Protection            Guarantee Period     0.80%
Fund VI               Index Plus
                      LargeCap Period      0.60%

ING Principal         Offering Phase       0.25%     November 22, 2002    September 1, 2004
Protection            Guarantee Period     0.80%
Fund VII*             Index Plus
                      LargeCap Period      0.60%

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*    This  Amendment and Restated  Schedule A will be effective  with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.